UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): January 4, 2024

Scholar Rock Holding Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38501	82-3750435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

301 Binney Street, 3rd Floor, Cambridge, MA 02142
(Address of Principal Executive Offices) (Zip Code)

(857) 259-3860
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SRRK	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.02. Results of Operations and Financial Condition.

On January 4, 2024, Scholar Rock Holding Corporation (the “Company”) issued a press release which contained information regarding the Company’s preliminary, unaudited estimate of cash and cash equivalents of approximately $280 million as of December 31, 2023, which is projected to fund the Company’s operations into the second half of 2025. This information is preliminary and unaudited. The Company expects to report its audited cash, cash equivalents and marketable securities, as well as other information necessary for a complete understanding of its financial position, in its Annual Report on Form 10-K for the year ended December 31, 2023.

The information in this Item 2.02 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section.  It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references the information furnished pursuant to Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure.

On January 4, 2024, the Company announced that management will present at the 42nd Annual J.P. Morgan Healthcare Conference on Tuesday, January 9, 2024 at 1:30 p.m. PT (4:30 p.m. ET).  A copy of the presentation slide deck that will be presented is being furnished as Exhibit 99.1 to this report on Form 8-K.  A live webcast of the presentation may be accessed by visiting the Investors & Media section of the Scholar Rock website at http://investors.scholarrock.com.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.  It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references the information furnished pursuant to Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K.

Item 8.01. Other Events.

On January 4, 2024, the Company issued a press release announcing a corporate update and highlighting priorities for 2024. A copy of this press release is being filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Presentation distributed by Scholar Rock Holding Corporation dated January 8, 2024, furnished hereto.
99.2	Press Release issued by Scholar Rock Holding Corporation dated January 4, 2024, filed hereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Scholar Rock Holding Corporation

Date: January 8, 2024	By:	/s/ Junlin Ho
Junlin Ho
General Counsel & Corporate Secretary